UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026

EMBECTA CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Suite 300, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (862) 401-0000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:
This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Embecta Corp. (the “Company”) with the Securities and Exchange Commission on May 15, 2026 (the “Original Report”). In the Original Report, the Company disclosed that, among other events, on May 15, 2026, the Company closed its previously announced acquisition (the “Acquisition”) of all of the issued share capital of Owen Mumford Holdings Limited (“Owen Mumford”), a privately held, UK-based innovator and manufacturer of medical devices and drug-delivery technologies. This Amendment No. 1 is being filed to provide the historical audited financial statements of Owen Mumford and the pro forma condensed consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. In the Original Report, the Company indicated that it would file the required information by amendment. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report.
Item 9.01.Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Owen Mumford for the year ended September 30, 2025 and related notes, are filed as Exhibit 99.1 to this report and are incorporated herein by reference. The consent of Ernst & Young LLP, Owen Mumford's independent auditors, is attached as Exhibit 23.1 to the Form 8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial information, including the statement of operations for the six months ended March 31, 2026 and statement of operations for the year ended September 30, 2025, and related notes showing the pro forma effects of the Company's acquisition of Owen Mumford are filed as Exhibit 99.2 to this report and are incorporated herein by reference. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company's actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company's future operating results or financial position.

(c) Not applicable.
(d)Exhibits
The following is furnished as an exhibit to this report:

Exhibit Number	Exhibit Description
23.1	Consent of Ernst & Young LLP, Independent Auditors of Owen Mumford.
99.1	Historical Consolidated Financial Statements of Owen Mumford.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

Dated: July 31, 2026	By:	/s/ Jeff Mann
Jeff Mann Senior Vice President, General Counsel & Product Development, and Corporate Secretary